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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) August 14, 2000

                                   VRB BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Oregon                                         93-0892559
---------------------------------             ----------------------------------
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                       Identification No.)

             110 Pine St., P.O. Box 1046, Rogue River, Oregon 97537
             ------------------------------------------------------
               (Address of principal executive offices) (ZIP Code)

        Registrant's telephone number, including area code (541) 582-4554

                                 NOT APPLICABLE
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On August 14, 2000 the registrant and its wholly owned subsidiary, Valley of the Rogue Bank, an Oregon chartered bank, entered into an Agreement and Plan of Reorganization with Umpqua Holdings Corporation, an Oregon financial holding company, and its wholly owned subsidiary, South Umpqua Bank, an Oregon chartered bank, pursuant to which the registrant will, contingent upon certain conditions, merge with and into Umpqua Holdings Corporation, with Umpqua Holdings Corporation to be the surviving entity. Valley of the Rogue Bank will simultaneously (and upon identical conditions) merge with and into South Umpqua Bank, which at that time will be renamed Umpqua Bank. The material terms and conditions of the merger are set forth in the joint press release of the registrant and Umpqua Holdings Corporation dated August 15, 2000 and attached hereto as Exhibit 99.1.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

N/A

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

N/A

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

N/A

ITEM 5. OTHER EVENTS

N/A

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

N/A

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


Exhibit     Description
-------     -----------
99.1        Press Release dated August 15, 2000

ITEM 8. CHANGES IN FISCAL YEAR

N/A.

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

N/A.



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SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       VRB BANCORP

DATE: August 17, 2000            BY:   /s/ Felice I. Belfiore
                                       ----------------------
                                       Felice I. Belfiore
                                       Chief Financial Officer



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